STATE OF SOUTH CAROLINA
MEMORANDUM OF LEASE
COUNTY OF CHARLESTON

     THIS MEMORANDUM OF LEASE dated this 19th day of December 1996 by Envirometrics Inc., (a Delaware Corporation), Envirometrics Products Company, (a South Carolina Corporation), and Azimuth Incorporated (a South Carolina Corporation) (collectively, "Lessees") whose notice addresses are 9229 University Blvd, North Charleston, South Carolina 29406.

     BE IT KNOWN, that James W. Miller and Lessees executed and entered into that certain Lease Agreement dated December 19, 1996 (the "Lease") for the real property described in Exhibit A attached hereto and incorporated herein by reference.

     The purpose of this Memorandum of Lease is to give record notice of the Lease and the rights created thereby, all of which are hereby confirmed.

     IN WITNESS WHEREOF, the undersigned have executed this Memorandum of Lease as of the date first written above.


Envirometrics, Inc.


By:
Name:
Title:


Envirometrics Products Company

By:

Name:

Title:


Azimuth Incorporated


By:

Name:

Title:




STATE OF SOUTH CAROLINA
COUNTY OF CHARLESTON

     PERSONALLY  appeared before me the  undersigned  witness and made oath that
(s)he saw the within named Envirometrics, Inc., by Walter H. Elliott, III, its President, sign, seal and as its act and deed, deliver the within written Memorandum of Lease, and that (s)he with the other witness witnessed the execution thereof.


     Sworn to before me this day of December, 1996.


Notary Public for South Carolina
My Commission Expires: 10-31-2001




STATE OF SOUTH CAROLINA
COUNTY OF CHARLESTON

     PERSONALLY  appeared before me the  undersigned  witness and made oath that
(s)he saw the within named Envirometrics Products Company, by Walter H. Elliott, III, its President, sign, seal and as its act and deed, deliver the within written Memorandum of Lease, and that (s)he with the other witness witnessed the execution thereof.


Sworn to before me this
day of December, 1996.


Notary Public for South Carolina
My Commission Expires:


STATE OF SOUTH CAROLINA
COUNTY OF CHARLESTON

     PERSONALLY  appeared before me the  undersigned  witness and made oath that
(s)he saw the within named Azimuth, Incorporated, by Walter H. Elliott, III, its President, sign, seal and as its act and deed, deliver the within written Memorandum of Lease, and that (s)he with the other witness witnessed the execution thereof.


Sworn to before me this
day of December, 1996.


Notary Public for South Carolina
My Commission Expires:              10-31-2001


                                    EXHIBIT A
                                LEGAL DESCRIPTION

     All that piece, parcel or lot of land with the buildings and improvements thereon, situate, lying and being in Berkeley County, South Carolina, and being shown and designated as "Lot 10, 1.14 Ac." on a plat by Trico Surveying, Inc., dated March, 1985, and having revisions dated December 18, 1985, March 17, 1986, and October 17, 1986, entitled in part "FINAL PLAT showing Lots 6 Thru 18, Located in Berkeley Business Center, in The City of Hanahan, Berkeley county, S.C., Property of North Rhett Enterprises, A Partnership, About to be conveyed to BBC, A Limited Partnership" recorded in Plat Cabinet G, Page 52, RMC Office for Berkeley County, South Carolina, and having such size, shape, buttings, boundings, dimensions and locations as will appear by reference to said plat which is incorporated herein by reference, be all the dimensions and measurements shown thereon a little more or less.